CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Kenneth C. Anderson, President of Aston Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:       12/28/09                            /S/ KENNETH C. ANDERSON
     ----------------------                     --------------------------------
                                                Kenneth C. Anderson, President
                                                (principal executive officer)


I, Gerald F. Dillenburg, Senior Vice President, Secretary & Treasurer of Aston Funds (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2.     The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Registrant.


Date:      12/28/09                 /S/ GERALD F. DILLENBURG
     ----------------------         --------------------------------------------
                                    Gerald F. Dillenburg, Senior Vice President,
                                    Secretary & Treasurer
                                    (principal financial officer)